UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2023

SILVER STAR PROPERTIES REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-53912	26-3455189
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

Employment Agreement with Mr. Treadwell

On August 3, 2023, Silver Star Properties REIT, Inc. (the “Company”) appointed Steven Treadwell as the Company’s Chief Executive Officer, effective as of August 21, 2023.

In connection with Mr. Treadwell’s election as Chief Executive Officer, he executed a three-year employment agreement (the “Employment Agreement”) with the Company to serve as the Company’s Chief Executive Officer. Under the Employment Agreement, Mr. Treadwell will receive a base salary for the first annual period equal to $550,000 and thereafter any increase will be determined by the Executive Committee with input from the Company’s compensation consultant. He will also receive 250,000 Performance Units, as further described below. Mr. Treadwell is eligible to receive additional grants of 300,000 Performance Units and 450,000 Performance Units on each of the first and second anniversaries of the Effective Date of the Employment Agreement. The Employment Agreement may be terminated by us at any time and for any reason (or no reason), and with or without cause, provided if the agreement is terminated without cause, we are required to provide Mr. Treadwell with all accrued benefits and his base salary rate until the earlier of twelve months following the termination date or the end of the term of the Employment Agreement.

There are no arrangements or understandings between Mr. Treadwell and any other person pursuant to which Mr. Treadwell was appointed as an executive officer of the Company. There are no family relationships between Mr. Treadwell and any director or executive officer of the Company, and Mr. Treadwell has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Amendment to the 2023 Incentive Award Plan

In conjunction with the appointment of Mr. Treadwell, as described below, and the grants of Performance Units under the employment agreements with David Wheeler and Michael Racusin, on August 3, 2023, the Committee and Managing General Partner of Hartman XX Limited Partnership ("Operating Partnership") approved and adopted the First Amendment (the “Amendment”) to the Silver Star Properties REIT, Inc. and Hartman XX Limited Partnership 2023 Incentive Award Plan (the “Plan”). The Amendment allows the issuance of awards to the Chief Executive Officer and such other officers of the Company as are determined by the Executive Committee of the Company’s Board of Directors and modifies the required vesting period of awards.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 1.01 above is incorporated by reference into this Item 5.02.

Grants of Performance Units to Messrs. Treadwell, Wheeler, and Racusin

On August 3, 2023, effective as of August 21, 2023, pursuant to the Plan as amended by the Amendment, the Committee approved of a grant of Performance Units to incentivize Steven Treadwell, the Company’s Chief Executive Officer in the amount of 250,00 Performance Units. The Performance Units vest one year from the date of grant, and the term of each Performance Unit is ten (10) years from the date of grant.

Also on August 3, 2023, in accordance with their respective employment agreements and to retain and incentivize each recipient, the Committee approved of grants of Performance Units, each an effective date of May 1, 2023, pursuant to the Plan as amended by the Amendment, to each of David Wheeler, the Company’s President, and Michael Racusin, the Company’s Senior Vice President, General Counsel, and Corporate Secretary. Mr. Wheeler received 40,000 Performance Units and Mr. Racusin received 25,000 Performance Units. The Performance Units vest one year from the date of grant, and the term of each Performance Unit is ten (10) years from the date of grant.

The foregoing description of the grants does not purport to be complete and is qualified in its entirety by reference to the Form of AO LTIP Unit Award Agreement, a copy of which is attached as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 8, 2023, the Company issued a press release announcing the hiring of Steven Treadwell as the Company’s Chief Executive Officer, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information provided pursuant to this Item 7.01, including Exhibit 99.1 in Item 9.01, are “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings. The furnishing of the remarks is not intended to constitute a representation that such furnishing is required by Regulation FD or that the remarks include material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future. The attached prepared remarks contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits

Exhibit Number	Exhibit Description
10.1	Employment Agreement S. Treadwell
10.2	First Amendment to the Silver Star Properties REIT, Inc. and Hartman XX Limited Partnership 2023 Incentive Award Plan
10.3	Form of AO LTIP Unit Award Agreement
99.1	Press Release of Silver Star Properties REIT, Inc. dated August 8, 2023
Forward-Looking Statements
This report contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this report, other than statements of historical fact, are "forward-looking statements" for purposes of these provisions, including statements regarding the Company's plans to acquire the equity interests of Southern Star, the timing of the closing and the expected results of the New Direction Plans. These statements involve risks and uncertainties that could cause actual results to differ materially depending on a variety of important factors, and there can be no assurance that the Company will be able to consummate the acquisition on the terms described or at all. Factors that might cause or contribute to such differences include, but are not limited to, the failure of the Company and Southern Star to satisfy the closing condition and the risk factors detailed in the Company's annual reports on Form 10-K and quarterly reports on Form 10-Q that the Company files with the Securities Exchange Commission (“SEC”) from time to time. The Company's SEC filings are available from the Company and are also available at the SEC's website at http://www.sec.gov. In addition, factors that the Company is not currently aware of could harm the Company's future operating results. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to make any revisions to the forward-looking statements or to reflect events or circumstances after the date of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SILVER STAR PROPERTIES REIT, INC.
(Registrant)
Date: August 8, 2023	By:	/s/ Michael Racusin
Michael Racusin
Senior Vice President, General Counsel, and Corporate Secretary